Exhibit 99.1 Transforming Radiotherapy Transforming Radiotherapy with with Dismutase Mimetics Dismutase Mimetics January 2021Exhibit 99.1 Transforming Radiotherapy Transforming Radiotherapy with with Dismutase Mimetics Dismutase Mimetics January 2021

Disclaimers and Forward-Looking Statements Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of and the release of data from clinical trials, our plans to prepare for commercialization and a US launch, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 filed with the U.S. Securities and Exchange Commission (SEC), Annual Report on Form 10-K for the year ended December 31, 2019 and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement.Disclaimers and Forward-Looking Statements Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of and the release of data from clinical trials, our plans to prepare for commercialization and a US launch, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 filed with the U.S. Securities and Exchange Commission (SEC), Annual Report on Form 10-K for the year ended December 31, 2019 and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement.

Superoxide Dismutase Mimetics – Vision

Rapid elimination of Superoxide ($O_2^{\bullet-}$)

IMRT
Intensity Modulated RT

Potential to Reduce Toxicity

Severe Oral Mucositis Head & Neck Cancer (SOM in HNC)	Esophagitis NSC Lung Cancer (NSCLC)
	
Phase 3 ROMAN	Phase 2 AESOP

Normal tissue toxicity limits optimal radiotherapy treatment of tumor

Over half of cancer patients receive radiotherapy as part of their care[1, 2]


Transforming Radiotherapy
with
Dismutase Mimetics

Increase H_2O_2 in tumors

SBRT
Stereotactic Body RT

Potential to Increase Efficacy

Pancreatic Cancer Locally Advanced (LAPC)	Lung Cancer Locally Advanced (LANSCLC)
	
Phase 2b GRECO-2	Phase 1b/2 GRECO-1

Radiotherapy is SoC for many local tumors but need remains for greater efficacy

[1] *Delaney G, Jacob S, Featherstone C, Barton M. The role of radiotherapy in cancer treatment… Cancer. 2005;104:1129-1137*
[2] *Begg AC, Stewart FA, Vens C. Strategies to improve radiotherapy with targeted drugs. Nat Rev Cancer. 2011;11:239-253*

3

Corporate Highlights

Galera Therapeutics, Inc

Reducing IMRT Toxicity

Phase 3 ROMAN Results with Avasopasem
- Severe Oral Mucositis in Head & Neck Cancer
- Robust Phase 2b data → Breakthrough Therapy Designation



Increasing SBRT Efficacy

Complete Survival Results from Pancreatic Cancer Pilot
- 1-Year data on all patients from randomized LAPC trial
- Promising data from this trial was presented in 2020



Planning US Launch

Large Market Opportunities with High Unmet Medical Need
- Building commercial team for US launch of avasopasem
- US Target Patient Population of Lead Indication is 42,000


~40 reps for
the 4,000 radiation
oncologists in U.S.

4

Clinical Stage Pipeline



Phase 1
1a
1b
Phase 2
2a
2b
Phase 3
Next Anticipated Milestone
Reducing RT Toxicity
IMRT Combos
ROMAN avasopasem vs. placebo
SOM in Head & Neck Cancer
Topline Data 2H 2021
EUSOM avasopasem single-arm
SOM in Head & Neck Cancer (1)
Topline Data 2H 2021
AESOP avasopasem single-arm
Esophagitis in NSCLC (2)
Topline Data 1H 2022
Increasing RT Efficacy
SBRT Combos
LAPC Pilot GC4419 vs. placebo
Pancreatic Cancer (3)
1 Year Follow-up 2H 2021
GRECO-1 GC4711 vs. placebo
NSC Lung Cancer (4)
1st Stage Data 1H 2022
GRECO-2 GC4711 vs. placebo
Pancreatic Cancer
Initiate Trial 1H 2021
COVID Pilot avasopasem vs. placebo
COVID-19 Critically Ill Patients
Topline Data 1H 2021

(1) EUSOM is a single-arm multi-center trial evaluating the safety of avasopasem in patients with HNC in Europe.
(2) Phase 2a trial in patients with lung cancer building on avasopasem safety and tolerability findings from SOM trials in patients with HNC.
(3) This first SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial have been used to guide development of GC4711 to assess anti-cancer efficacy in combination with SBRT.
(4) Two stage trial with first stage to assess anti-cancer efficacy of SBRT +/- GC4711 and the second stage to assess anti-cancer efficacy of SBRT and checkpoint inhibitor +/- GC4711.

5

Unique Technology

Galera Therapeutics, Inc

Dismutase Mimetics

Small Molecule Enzyme Mimetics

- Mimic human superoxide dismutase (SOD) enzymes
- Rapidly convert superoxide ($O_2^{\bullet-}$) to hydrogen peroxide (H_2O_2)



$O_2^{\bullet-}$
Avasopasem
(GC4419)
GC4711
H_2O_2
Shifts balance in normal & cancer cells
from superoxide to hydrogen peroxide
H_2O_2
$O_2^{\bullet-}$

$O_2^{\bullet-}$ more damaging to normal cells than cancer cells

H_2O_2 more toxic to cancer cells than normal cells

6

Galera's Dismutase Mimetics

Galera Therapeutics, Inc

Native SOD Enzymes

Native SOD Enzymes
- Overexpression reduces RT toxicity
- Large size, immunogenicity & short half-lives limit bioavailability
- Inactivation/inhibition by reactive oxygen species



Small Molecule Mimetics

Challenge: suitable small molecule dismutase mimetics
- Fast catalytic rates & high selectivity for superoxide
- Firmly hold manganese in macrocyclic ring
- Stable, safe & suitable for manufacturing


Y
Mn
X
N
H

Dismutase Mimetics Core Structure
Pentaaza Macrocycles

Small Molecule Dismutase Mimetics with Attractive Drug Characteristics

Speed	Selectivity	Stability	Safety	Synthesis
Comparable to native SODs (2x10^7 molecules per sec)	Interact with superoxide alone, not other reactive oxygen species	Firmly hold Mn atom in macrocyclic ring	Well-tolerated preclinically and clinically	Efficient & cost-effective manufacturing process

7

Reducing IMRT Toxicity (Intensity Modulated Radiotherapy)Reducing IMRT Toxicity (Intensity Modulated Radiotherapy)

Reducing IMRT Toxicity – Large Unmet Medical Need


Phase 1
1a
1b
Phase 2
2a
2b
Phase 3
Next Anticipated Milestone
Reducing RT Toxicity
IMRT Combos
ROMAN
avasopasem vs. placebo
SOM in Head & Neck Cancer
Topline Data 2H 2021
EUSOM
avasopasem single-arm
SOM in Head & Neck Cancer (1)
Topline Data 2H 2021
AESOP
avasopasem single-arm
Esophagitis in NSCLC (2)
Topline Data 1H 2022

US Market Potential

Cancer	US Target Patient Population			
	Annual Incidence	Target Indication	Subset	Patients
Head & Neck Cancer	65,000	Severe Oral Mucositis	Locally Advanced	42,000
NSC Lung Cancer	175,000	Esophagitis	Central Tumors	50,000

(1) EUSOM is a single-arm multi-center trial evaluating the safety of avasopasem in patients with HNC in Europe.
(2) Phase 2a trial in patients with lung cancer building on avasopasem safety and tolerability findings from SOM trials in patients with HNC.

9

Severe Oral Mucositis in HNC – Large Unmet Medical Need

Galera Therapeutics, Inc

Large Target Patient Population (42K)

- ~65,000 new HNC patients in US/Year
- ~65% get IMRT & cisplatin as standard-of-care
- ~70% of patients get SOM (can't eat)
- ~20-30% get Gr. 4 (can't eat or drink)
- No approved drug available



42,000 receive IMRT





SOM Can Have Devastating Complications

- **Dehydration & Malnutrition**
  Often requiring PEG tube feeding
- **Pain**
  Often severe pain requiring opioids
- **Treatment interruption**
  Each week of treatment delay decreases tumor control by >10%
- **Increased economic burden**
  OM Dx → ~$32,000 in additional medical expenses in first 6 months from RT start

WHO Grading Scale

Grade	Description
1	No ulcers, Erythema and soreness
2	Ulcers, Able to eat a solid diet
3	Ulcers, Requires a liquid diet
4	Ulcers, Unable to eat or drink

SEVERE (Grades 3–4)

Lack of Efficacy with Current Treatments

MASCC / ISOO Guidelines for HNC OM

Treatment Approach	Recommended for HNC OM due to RT?
Basic oral care	✔
Anti-microbials, coating agents, anesthetics, & analgesics (0.2% morphine mouthwash)	✔
Anti-inflammatories, benzydamine	?
Low level laser & other light therapy	?
Cryotherapy for 5-FU chemotherapy	✘
Natural & other agents	✘

10

GT-201: 223-Patient Randomized Phase 2b OM Trial

Supportive trial to the ROMAN Phase 3 for the NDA

Galera Therapeutics, Inc

Trial Design

Treatment	• Avasopasem (GC4419) 90mg, 30mg, or placebo • 60 minute IV infusion, Mon-Fri. • Ending <60 mins pre-RT
Population	• Patients with HNC • Locally advanced, squamous cell • Eligible for SoC – 7 weeks IMRT + cisplatin
Stratification Factors	• Tumor HPV Status: positive or negative • Cisplatin Schedule: q3wks or weekly
Endpoints	• Primary – Reduction in median duration of SOM – WHO Grades 3 & 4
	• Secondary – Reduction in incidence and severity of SOM at pre-specified timepoints • Exploratory – Time to SOM onset
	• Tumor outcomes (2 year follow-up) • Locoregional control, distant mets, PFS, OS



Randomize (1:1:1)
GC4419 90mg x 7 weeks
GC4419 30mg x 7 weeks
Placebo x 7 weeks
WHO Grading Scale
No ulcers 1
Erythema and soreness
Ulcers 2
Able to eat a solid diet
Ulcers 3
Requires a liquid diet
Ulcers 4
Unable to eat or drink
SEVERE

Anderson et al, JCO, 2019

11

Consistent Efficacy Across All SOM Parameters

And consistent dose response: 90mg > 30mg

INCIDENCE

34% Reduction through all RT

90 mg vs. Placebo


70%
60%
50%
40%
30%
20%
10%
0%
p=0.009*
Placebo
30mg
90mg

DURATION

92% Reduction in median days of SOM

90 mg vs. Placebo


20
18
16
14
12
10
8
6
4
2
0
p=0.024
Placebo
30mg
90mg

SEVERITY

47% Reduction in Incidence of Grade 4 OM

90 mg vs. Placebo


30%
25%
20%
15%
10%
5%
0%
p=0.045*
Placebo
30mg
90mg

Primary endpoint was duration - defined as # days from 1st occurrence of grade 3 or 4 SOM until the 1st event of grade 2 or less (there being no subsequent grade 3 or 4 events.)

**Secondary endpoints (incidence and severity) have nominal p values compared to placebo*

ITT = Intent-To-Treat population (n=223)

12

Efficacy Parameters Better on 90mg arm Compared to Placebo

Swimmers plot: each patient who developed at least one SOM episode is represented by a row

Galera Therapeutics, Inc



PLACEBO Arm (45 of 74 Pts had ≥1 visit with SOM)
Radiotherapy Treatment Period
Follow-up Post Radiotherapy



90MG Avasopasem (GC4419) Arm (35 of 76 Pts had ≥1 visit with SOM)
Radiotherapy Treatment Period
Follow-up Post Radiotherapy
Grade 3
Grade 4

90 mg GC4419
- 34% Less Incidence SOM
- 47% Less Grade 4 OM
- 92% Shorter Duration SOM
- Delayed Onset of SOM

13

Tumor Outcomes Maintained - 2 year follow-up 100% 90% 91% 91% 91% 90% 89% 89% 87% 86% 85% 80% 77% 77% 76% 70% 60% 50% 40% 30% 20% 10% 0% Overall Survival (OS) Progression-Free Survival (PFS) Locoregional Control (LRC) Free of Distant Mets (DMF) PBO 30 mg 90 mg Final ITT Analysis 14 OS = Overall Survival, PFS = Progression-Free Survival, LRC = LocoRegional Control, DMF = Free of Distant MetastasesTumor Outcomes Maintained - 2 year follow-up 100% 90% 91% 91% 91% 90% 89% 89% 87% 86% 85% 80% 77% 77% 76% 70% 60% 50% 40% 30% 20% 10% 0% Overall Survival (OS) Progression-Free Survival (PFS) Locoregional Control (LRC) Free of Distant Mets (DMF) PBO 30 mg 90 mg Final ITT Analysis 14 OS = Overall Survival, PFS = Progression-Free Survival, LRC = LocoRegional Control, DMF = Free of Distant Metastases

Safety Summary – Randomized Phase 2b Trial

Galera Therapeutics, Inc

Safety Profile of Both Avasopasem (GC4419) Doses Comparable to Placebo



100
90
80
70
60
50
40
30
20
10
0
%
95
97
99
94
97
95
45
50
45
1
1
1
Grade 2 or worse
Grade 3 or worse
Grade 4 or 5
Grade 5 (fatal)
Placebo (n=72)
30 mg GC4419 (n=73)
90 mg GC4419 (n=72)

Avasopasem (GC4419) was well tolerated at both doses

Most frequent AE's are those expected with SoC cisplatin – RT regimen

Most Frequent AEs (any grade)	Placebo (n=72)	30 mg GC4419 (n=73)	90 mg GC4419 (n=72)
Lymphopenia	89%	92%	88%
Nausea	75%	68%	82%
Fatigue	69%	60%	65%
Oropharyngeal pain	64%	63%	61%
Constipation	53%	59%	64%
Radiation skin injury	47%	51%	53%
Vomiting	47%	52%	49%
Dysgeusia (taste)	49%	55%	43%
Dysphagia	43%	42%	47%
Weight decreased	35%	40%	44%
Oral candidiasis	29%	45%	43%
Leukopenia	39%	37%	39%

15

Anderson et al, J Clin Oncol 2019 Dec 1; 37(34):3256-3265

ROMAN: Phase 3 Confirmatory Trial Enrolling

Reduction in Oral Mucositis with Avasopasem Manganese (GC4419)

Galera Therapeutics, Inc

Trial Design (n≈450 pts)

Treatment	• Avasopasem (GC4419) 90mg or placebo • 60 minute IV infusion, Mon-Fri • Ending <60 mins pre-RT
Population	• Patients with Head & Neck Cancer • Locally advanced, squamous cell • Eligible for SoC – 7 weeks IMRT + cisplatin
Stratification Factors	• Surgery Status: post-op or definitive • Cisplatin Schedule: q3wks or weekly
Endpoints	• Primary – Reduction in incidence of SOM – WHO Grades 3 & 4
	• Secondary – Reductions in severity of SOM and number of days of SOM experienced • Tumor outcomes[1] – LRC, DM-free, PFS, OS

Randomize (3:2)

- GC4419 90mg x 7 weeks
- Placebo x 7 weeks

WHO Grading Scale

Grade	Description
1	No ulcers Erythema and soreness
2	Ulcers Able to eat a solid diet
3 (SEVERE)	Ulcers Requires a liquid diet
4 (SEVERE)	Ulcers Unable to eat or drink

[1] LRC = locoregional control, DM-free = free of distant mets, PFS = Progression-Free Survival, OS = Overall Survival

16

RT-related Mucositis Beyond Head and Neck Cancer

Galera Therapeutics, Inc

Mucositis of Esophagus

Radiotherapy-related Esophagitis in Lung Cancer

- SOM efficacy seen by radiation oncologists as supportive for esophagitis[1]
- ~50,000 lung cancer patients are treated with RT, 50% get ≥ Grade 2 esophagitis[2]
- Effects: inability to swallow, severe pain, ulceration, bleeding & hospitalization



Compendial Listing

AESOP: Phase 2 to support Compendial Listing post-Approval for SOM

- Single-arm Phase 2a trial in 60 patients w/ locally advanced lung cancers
- Standard IMRT to ≥ 5 cm of esophagus (30 fractions, 2Gy/day x5 for 6 weeks)
- Post approval for SOM in HNC, plan to seek compendial listing in U.S.

NCCN National Comprehensive Cancer Network®


50%
Esophagitis
Patients at risk of experiencing radiation induced esophagitis

Market Research Question
Patients with Other Conditions[1]

Given the demonstrated ability of Product X to prevent radiation-induced toxicities in the oral mucosa, please indicate how you might use (maximum %) Product X for the following radiation associated conditions?

[1] *Galera Market Research (150 Radiation Oncologists)*
[2] *NCI or RTOG grading scales*

17

Large Commercial Opportunities Addressing Clear Unmet Needs

Severe Oral Mucositis & Esophagitis

Galera Therapeutics, Inc

Severe Oral Mucositis Head & Neck Cancer

42k Patients

Radiation oncologists report severe oral mucositis is most burdensome side effect of HNC RT treatment

IMRT Centers Have Infusion Capabilities

77% of Centers[1]

37% IMRT centers currently infuse drugs

Additional 40% coordinate with medical oncology to infuse patients

SOM Common and Costly

~$32,000

Patients with OM incur ~$32,000 more in medical expenses in first 6 months from start of RT

Current approaches inadequate – while frequently used, only 1 in 5 believe they are useful

Targeted Salesforce in U.S.

~40 Reps

Focused commercial infrastructure

~2,500 RT sites in US ~60% of patients are treated in ~500 centers[2]

Esophagitis in Lung Cancer

50k Patients

50% IMRT Patients get ≥ Grade 2 esophagitis[3]

SOM efficacy seen by radiation oncologists as supportive for esophagitis[4]

[1]Primary market research with 67 IMRT centers in the US [2]Medicare Claims Analysis by Galera in 2019 [3]NCI or RTOG grading scales, [4]Galera Market Research (150 Radiation Oncologists), SOM = Severe Oral Mucositis

18

Increasing SBRT Efficacy (Stereotactic Radiotherapy)Increasing SBRT Efficacy (Stereotactic Radiotherapy)

Increasing SBRT Efficacy– Large Unmet Medical Need

Galera Therapeutics, Inc

	Program	Phase 1 (1a, 1b) / Phase 2 (2a, 2b) / Phase 3	Next Anticipated Milestone
Increasing RT Efficacy	LAPC Pilot GC4419 vs. placebo	Pancreatic Cancer [1]	1 Year Follow-up 2H 2021
Increasing RT Efficacy	GRECO-1 GC4711 vs. placebo	NSC Lung Cancer [2]	1st Stage Data 1H 2022
SBRT Combos	GRECO-2 GC4711 vs. placebo	Pancreatic Cancer	Initiate Trial 1H 2021

US Market Potential

Cancer	US Target Patient Population		
	Annual Incidence	Subset	Patients
Pancreatic Cancer	57,000	Locally-Advanced LAPC	18,000
NSC Lung Cancer	175,000	Central Tumors or Peripheral >3cm	42,000

[1]This first SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial have been used to guide development of GC4711 to assess anti-cancer efficacy in combination with SBRT

[2]Two stage trial with first stage to assess anti-cancer efficacy of SBRT +/- GC4711 and the second stage to assess anti-cancer efficacy of SBRT and checkpoint inhibitor +/- GC471

20

Unmet Medical Need with Limited Treatment Options in Pancreatic Cancer

Locally Advanced Pancreatic Cancer (LAPC)

Galera Therapeutics, Inc

Lethal Common Cancer

Increasing Number of Pancreatic Cancer Patients Diagnosed Each Year

- The most lethal common cancer: 5-year survival 9-13%[1,2]
- Over 30% present with locally advanced unresectable or borderline resectable

Novel Therapies Needed

First Line Treatment is Induction Chemotherapy for Over 80% of Patients[2]

- 60% of patients fail induction therapy within 12 months[3]
- 60% on FOLFIRINOX develop Grade 3-5 toxicity[3]

SBRT is Accepted Tx Option

SBRT Use is increasingly used for locoregional control (by NCCN and others)[4]

- 1st or 2nd line option after 4-5 months of chemotherapy for locally advanced cancer
- For some patients with metastatic disease for palliative control of local disease

[1] 2019 SEER Data [2] Epidemiology of Pancreatic Cancer: Global Trends, Etiology and Risk Factors, Rawla P et al. World J Oncol. 2019 Feb; 10(1): 10-27.
[3] Suker M., Beumer B.R., Sadot E., Marthey L., Faris J.E., Mellon E.A. The Lancet Oncology. 2016;17(6):801-810. [4] NCCN = National Comprehensive Cancer Network-2019

21

Pilot Phase 1/2 in Pancreatic Cancer: SBRT +/- GC4419

Galera Therapeutics, Inc

SBRT GC4419 Pilot

Double-blind, Placebo-controlled, Randomized Trial

- Patients with Locally Advanced Pancreatic Cancer (LAPC) post ~6 mos chemo
- Optimal SBRT fraction selected based on 90-day safety/efficacy (LO-ET[1])
- Tumor outcome measures: ORR, LRC, DM, Resectability, PFS, OS




Single-center Stage
Multicenter Stage
Total
Inoperable LA or BR Pancreatic Cancer after ~6 months of induction Chemo
R
SBRT + Placebo x 5 doses
GC4419
SBRT
SBRT + GC4419 x 5 doses
GC4419 90mg IV over 60min
Surgical Evaluation
Resection If possible
N=8
N=10
N=18
2018-2019
Limited to LA/unresectable
2020 (Jan-June)
Included borderline resectable
N=11
N=13
N=24
>1 Year Follow-Up
3-6 Months Follow-Up

[1]LO-ET = Late-Onset Efficacy-Toxicity (Jin IH, Liu S, Thall PF, Yuan Y. J Am Stat Assoc 2014;109:525-36) SBRT = stereotactic body radiation therapy, LA = Locally Advanced, BR = Borderline Resectable
ORR = Overall Response Rate, LRC = Locoregional Failure, DM = Distant Metastases, PFS = Progression-Free Survival, OS = Overall Survival

22

GC4419 Demonstrated Improved Local Tumor Response in SBRT Field Waterfall plot of best response through August 24, 2020; follow-up ongoing (ITT, n=42) SBRT + GC4419 SBRT + Placebo 40% 30% 20% 10% NE R0 R0 R0 R1 0% R0 R0 R0 -10% -20% -30% 1 1 PR or better: 8 out of 24 patients on GC4419 (33%) PR or better: 3 out of 18 patients on placebo (17%) -40% -50% -60% = Surgical resection (R0 = clear margins). = Surgical resection (R1 = tumor at margins). NE = not evaluable. RO R1 1 Partial response per modified RECIST (Response Evaluation Criteria in Solid Tumors) 23GC4419 Demonstrated Improved Local Tumor Response in SBRT Field Waterfall plot of best response through August 24, 2020; follow-up ongoing (ITT, n=42) SBRT + GC4419 SBRT + Placebo 40% 30% 20% 10% NE R0 R0 R0 R1 0% R0 R0 R0 -10% -20% -30% 1 1 PR or better: 8 out of 24 patients on GC4419 (33%) PR or better: 3 out of 18 patients on placebo (17%) -40% -50% -60% = Surgical resection (R0 = clear margins). = Surgical resection (R1 = tumor at margins). NE = not evaluable. RO R1 1 Partial response per modified RECIST (Response Evaluation Criteria in Solid Tumors) 23

Encouraging Survival in All Patients (data as of Aug 24, 2020) Kaplan-Meier Analysis by Treatment (ITT, n=42) Overall Survival (OS) Progression-Free Survival (PFS) N=42 Log Rank P value = 0.0643, HR = 0.4 Log Rank P value = 0.29, HR = 0.6 Note: Resected patients (n=7) censored at time of surgery for PFS (5 on GC4419 arm) 24 AVA = GC4419 or AvasopasemEncouraging Survival in All Patients (data as of Aug 24, 2020) Kaplan-Meier Analysis by Treatment (ITT, n=42) Overall Survival (OS) Progression-Free Survival (PFS) N=42 Log Rank P value = 0.0643, HR = 0.4 Log Rank P value = 0.29, HR = 0.6 Note: Resected patients (n=7) censored at time of surgery for PFS (5 on GC4419 arm) 24 AVA = GC4419 or Avasopasem

Favorable Efficacy Across Multiple Anti-Cancer Measures in Patients Followed for >1 Year (ITT, n=19) Best Response Rate Medians (Weeks From SBRT) 60% 0 1020 3040 5060 54% 50% 40.4 OS HR=0.3; 1 P (log-rank): 0.046 Not Reached 40% 12.7 PFS 30% 29.3 HR=0.4; P (log-rank): 0.078 15.0 20% LRC HR=0.1; 1 P (log-rank): 0.051 Not Reached 13% 10% 12.7 TDM 34.7 HR=0.4; P (log-rank): 0.068 0% Avasopasem Placebo Placebo (n=8) Avasopasem (n=11) 25 HR = Hazard ratio; LRC = locoregional control; OS = overall survival, PFS = progression-free survival, TDM = time to distant metastases.Favorable Efficacy Across Multiple Anti-Cancer Measures in Patients Followed for >1 Year (ITT, n=19) Best Response Rate Medians (Weeks From SBRT) 60% 0 1020 3040 5060 54% 50% 40.4 OS HR=0.3; 1 P (log-rank): 0.046 Not Reached 40% 12.7 PFS 30% 29.3 HR=0.4; P (log-rank): 0.078 15.0 20% LRC HR=0.1; 1 P (log-rank): 0.051 Not Reached 13% 10% 12.7 TDM 34.7 HR=0.4; P (log-rank): 0.068 0% Avasopasem Placebo Placebo (n=8) Avasopasem (n=11) 25 HR = Hazard ratio; LRC = locoregional control; OS = overall survival, PFS = progression-free survival, TDM = time to distant metastases.

Encouraging Survival Maintained in Patients Followed for >1 Year Kaplan-Meier Analysis by Treatment (ITT, n=19) Overall Survival (OS) Progression-Free Survival (PFS) N=19 Log Rank P value = 0.0463, HR = 0.3 Log Rank P value = 0.078, HR = 0.4 26 AVA = GC4419 or AvasopasemEncouraging Survival Maintained in Patients Followed for >1 Year Kaplan-Meier Analysis by Treatment (ITT, n=19) Overall Survival (OS) Progression-Free Survival (PFS) N=19 Log Rank P value = 0.0463, HR = 0.3 Log Rank P value = 0.078, HR = 0.4 26 AVA = GC4419 or Avasopasem

Safety – Grade 3+ Adverse Events (All Causes) Placebo Avasopasem (n=18) (n=24) Acute Adverse Events (up to 90 days post SBRT) * Patients with acute Grade 3+ AEs 4 (22%) 6 (25%) ** Grade 3 acute GI toxicity 2 (11%) 2 (8%) Late Adverse Events (91 days–1 year post SBRT) Patients with late Grade 3+ AEs 5 (28%) 7 (29%) *Only 1 patient > Gr. 3 (aspiration pneumonia, hypoxia & atrial fibrillation, resolved with supplemental O , antibiotics & beta blocker) 2 **No bleeding ulcers by 12-week endoscopy, no GI toxicity > Grade 3 AE = adverse event; GI = gastrointestinal 27 .Safety – Grade 3+ Adverse Events (All Causes) Placebo Avasopasem (n=18) (n=24) Acute Adverse Events (up to 90 days post SBRT) * Patients with acute Grade 3+ AEs 4 (22%) 6 (25%) ** Grade 3 acute GI toxicity 2 (11%) 2 (8%) Late Adverse Events (91 days–1 year post SBRT) Patients with late Grade 3+ AEs 5 (28%) 7 (29%) *Only 1 patient > Gr. 3 (aspiration pneumonia, hypoxia & atrial fibrillation, resolved with supplemental O , antibiotics & beta blocker) 2 **No bleeding ulcers by 12-week endoscopy, no GI toxicity > Grade 3 AE = adverse event; GI = gastrointestinal 27 .

GRECO-1: Ongoing Phase 1b/2 Trial in Locally Advanced NSCLC

Galera Therapeutics, Inc

SBRT GC4711 Combo Trial

Double-blind, Placebo-controlled, Randomized Trial after Short Phase 1
- NSCLC Locally Advanced – Previously untreated (1st line)
- Objectives: Safety (reducing Pneumonitis), ORR, LRC, DM, PFS, OS
- Stage 1 to access SBRT +/- GC4711; Stage 2 SBRT + Checkpoint Inhibitor +/- GC4711



1st Stage:

1st-line NSCLC
Centrally located or Large Tumors
ECOG PS 0-3

Phase 1 (n=5 pts)

GC4711 (100 ×5)
SBRT

SBRT + GC4711 x 5

GC4711 100 mg IV in 15min
SBRT 10-12 Gy* x 5

30 Day Safety SRC Review

R

Randomized Phase 2 (n≈ 66 pts)

SBRT + Placebo x 5

GC4711 (100 ×5)
SBRT

SBRT + GC4711 x 5

GC4711 100 mg IV in 15min
SBRT 10-12 Gy* x 5

*SBRT dose is 10-12 Gy x 5, determined by SBRT Planning.
GRECO = Galera Radiotherapy Efficacy Cancer Optimization, NSCLC = Non-Small Cell Lung Cancer; ECOG PS = Eastern Cooperative Group Performance Status

28

GRECO-2: Initiating Randomized Phase 2b Trial in LAPC

5-Year Survival is ~10%

Annual new cases
460,000 Globally[1]
57,000 in US[2]

9-13% 5-year Survival



Bile duct
Pancreatic duct
Head

GRECO-2
Double-Blind
Placebo-controlled
Randomized
Phase 2b trial
(SBRT +/- GC4711)



8%
Not Known
10%
Local
Metastatic
52%
Regional
29%

1/6th get attempted surgical resection

1/3rd get chemotherapy upfront then some considered for SBRT

Half at diagnosis are beyond locoregional control and receive chemotherapy, with some getting RT as palliation to primary

[1] 2019 SEER Data [2] Epidemiology of Pancreatic Cancer: Global Trends, Etiology and Risk Factors, Rawla P et al. World J Oncol. 2019 Feb; 10(1): 10-27
GRECO = Galera Radiotherapy Efficacy Cancer Optimization

29

Corporate Highlights

Reducing IMRT Toxicity

Phase 3 ROMAN Results with Avasopasem
- Severe Oral Mucositis in Head & Neck Cancer
- Robust Phase 2b data → Breakthrough Therapy Designation



Increasing SBRT Efficacy

Complete Survival Results from Pancreatic Cancer Pilot
- 1-Year data on all patients from randomized LAPC trial
- Promising data from this trial was presented in 2020



Planning US Launch

Large Market Opportunities with High Unmet Medical Need
- Building commercial team for US launch of avasopasem
- US Target Patient Population of Lead Indication is 42,000


~40 reps for
the 4,000 radiation
oncologists in U.S.

30

APPENDIXAPPENDIX

Back-up Preclinical SlidesBack-up Preclinical Slides

Dismutase Mimetics Reduce Radiation Toxicities Mice given GC4403 or placebo before lethal Total Body Irradiation (8.5 Gy) Lethal dose of Total Body Irradiation (8.5 Gy) to mice Reduce l 100% of 40mg/kg GC4403 mice survived; 100% of control mice died Radiation l 100% death on control, 100% survival with 40mg/kg l Intestinal mucositis was main cause of death Mucositis l Main cause of death was intestinal mucositis Thompson, et al., Free Radical Research, 44(5):529-540, 2010 33 Galera internal dataDismutase Mimetics Reduce Radiation Toxicities Mice given GC4403 or placebo before lethal Total Body Irradiation (8.5 Gy) Lethal dose of Total Body Irradiation (8.5 Gy) to mice Reduce l 100% of 40mg/kg GC4403 mice survived; 100% of control mice died Radiation l 100% death on control, 100% survival with 40mg/kg l Intestinal mucositis was main cause of death Mucositis l Main cause of death was intestinal mucositis Thompson, et al., Free Radical Research, 44(5):529-540, 2010 33 Galera internal data

Dismutase Mimetics Increase Anti-Cancer Efficacy with High Fraction-Dose RT in Preclinical Models

Increase Radiotherapy Efficacy

Focal irradiation of human tumor xenografts (H1299 NSCLC) in mice

- RT anti-cancer synergy of GC4419 increases with bigger RT fractions
- Bigger fraction → More $O_2^{\bullet-}$ → More H_2O_2
- Also demonstrated with human pancreatic cancer xenografts



H_2O_2
$O_2^{\bullet-}$



RT with Biological Equivalent Doses
5 Gy x 5 RT
7 Gy x 3 RT
10 Gy x 2 RT
18 Gy x 1 RT
Mean Tumor Volume (mm³)
2000
1500
1000
500
0
RT
RT + GC4419
Vehicle
0 20 40 60 80
Days Post Treatment
SBRT
Stereotactic Body Radiation Therapy

Courtesy of M Story (UTSW)

34

Increasing Anti-Cancer Efficacy via H O 2 2 • Tumor tissue H O reduced when doxycycline Larger RT fraction à more O 2 2 2 Dismutase Mimetics à more H O added, losing the synergy 2 2 CAT Genetically modified H1299 – with doxycycline-inducible catalase PANC-1 PDAC xenograft Sishc et al, AACR, 2018 35 Sishc, et al, AACR Pancreatic Cancer, 2019Increasing Anti-Cancer Efficacy via H O 2 2 • Tumor tissue H O reduced when doxycycline Larger RT fraction à more O 2 2 2 Dismutase Mimetics à more H O added, losing the synergy 2 2 CAT Genetically modified H1299 – with doxycycline-inducible catalase PANC-1 PDAC xenograft Sishc et al, AACR, 2018 35 Sishc, et al, AACR Pancreatic Cancer, 2019

Dismutase Mimetics Also Enhance Immuno-Radiotherapy in Preclinical Models SBRT + Checkpoint Inhibitor therapy of syngeneic tumors (LLC) in mice Increase IO + SBRT l GC4419 enhances tumor response to SBRT + anti-PD-L1, PD-1 or CTLA-4 Efficacy l Also appeared to reduce metastasis & increase response in unirradiated secondary tumors 2000 1500 1000 500 0 010 20 30 40 Days 36 Courtesy of M Story (UTSW) 3 Mean Tumor Vol. (mm )Dismutase Mimetics Also Enhance Immuno-Radiotherapy in Preclinical Models SBRT + Checkpoint Inhibitor therapy of syngeneic tumors (LLC) in mice Increase IO + SBRT l GC4419 enhances tumor response to SBRT + anti-PD-L1, PD-1 or CTLA-4 Efficacy l Also appeared to reduce metastasis & increase response in unirradiated secondary tumors 2000 1500 1000 500 0 010 20 30 40 Days 36 Courtesy of M Story (UTSW) 3 Mean Tumor Vol. (mm )

Back-up Pilot Phase 1/2 LAPC Trial DataBack-up Pilot Phase 1/2 LAPC Trial Data

Baseline Characteristics (n=42) Placebo Avasopasem (n=18) (n=24) Median age (range), yrs 68 (48–82) 72 (41–83) Male/Female 7/11 16/8 Borderline resectable/Locally advanced 2/16 7/17 ECOG Performance status 0/1/2 9/9/0 12/11/1 Prior chemo, duration median (range), wks 21.9 (12.0–36.3) 17.9 (9.1–67.1) CA19-9 at randomization, median (range) 26.25 (0.5–2186) 28.5 (0.3–70) Smokers/Nonsmokers 3/15 2/22 ECOG = Eastern Cooperative Oncology Group Performance Status Criteria 38 CA 19-9 = Carbohydrate Antigen 19-9 is a tumor marker for pancreatic cancerBaseline Characteristics (n=42) Placebo Avasopasem (n=18) (n=24) Median age (range), yrs 68 (48–82) 72 (41–83) Male/Female 7/11 16/8 Borderline resectable/Locally advanced 2/16 7/17 ECOG Performance status 0/1/2 9/9/0 12/11/1 Prior chemo, duration median (range), wks 21.9 (12.0–36.3) 17.9 (9.1–67.1) CA19-9 at randomization, median (range) 26.25 (0.5–2186) 28.5 (0.3–70) Smokers/Nonsmokers 3/15 2/22 ECOG = Eastern Cooperative Oncology Group Performance Status Criteria 38 CA 19-9 = Carbohydrate Antigen 19-9 is a tumor marker for pancreatic cancer

SBRT + GC4419 Demonstrated Better Preliminary Outcomes Than SBRT + PBO

Galera Therapeutics, Inc



Exhibited Better Local Control
Exhibited Less Failures Inside & Outside RT Field
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
17%
33%
6%
21%
17%
8%
44%
25%
Response within SBRT Field
Successful Surgery (R0)
Failure within SBRT Field
Failure outside SBRT Field
Placebo (n=18)
Avasopasem (n=24)

Data through August 24, 2020; follow-up ongoing

Response within SBRT Field = % of patients with partial response or better per Modified RECIST; Successful Surgery = % of patients with R0 margins post resection
Failure within SBRT Field = % of patients with locoregional failure; Failure outside SBRT Field = % of patients with distant metastases

39

Patients Who Underwent Resection Post SBRT

Surgical Decision Based on Multiple Factors (n=7)

Galera Therapeutics, Inc

Treatment SBRT Arm	Initial Tumor Staging LA or BR		Margins Post Resection R0/R1		Histopath Analysis Post Resection		
Avasopasem (n=5)	LA		R0		pCR		
		BR	R0				pPR
		BR	R0				pPR
		BR	R0				pPR
	LA		R0				pPR
Placebo (n=2)		BR	R0				pPR
	LA			R1		pNR	

- No significant perioperative complications after SBRT for all 7 patients

LA/BR = locally advanced or borderline resectable; pCR/pNR/pPR = pathological complete, near, or partial response;
R0/R1 = resectable results: R0 = clear margins, R1 = positive microscopic margins; SBRT = stereotactic body radiation therapy

40

Hazard Ratios on all Efficacy endpoints appear to favor GC4419 arm Comparison of Mature (n=19) and All Patients (n=42) – as of August 24, 2020 Comparison of Hazard Ratios Initial Stage Pts All Patients (95% Confidence Intervals) (n=19) (n=42) Overall Survival (OS) 0.3 0.4 (0.09-1.05) (0.12-1.11) Progression-Free Survival (PFS) 0.4 0.6 (0.15-1.14) (0.23-1.56) Loco-Regional Control (LRC) 0.1 0.2 (0.01-1.37) (0.02-2.22) Time to Distant Mets (TDM) 0.4 0.4 (0.11-1.13) (0.13-1.29) 41Hazard Ratios on all Efficacy endpoints appear to favor GC4419 arm Comparison of Mature (n=19) and All Patients (n=42) – as of August 24, 2020 Comparison of Hazard Ratios Initial Stage Pts All Patients (95% Confidence Intervals) (n=19) (n=42) Overall Survival (OS) 0.3 0.4 (0.09-1.05) (0.12-1.11) Progression-Free Survival (PFS) 0.4 0.6 (0.15-1.14) (0.23-1.56) Loco-Regional Control (LRC) 0.1 0.2 (0.01-1.37) (0.02-2.22) Time to Distant Mets (TDM) 0.4 0.4 (0.11-1.13) (0.13-1.29) 41

COVID-19 TrialCOVID-19 Trial

Superoxide plays important role in Late Stages of COVID-19 Infection

Galera Therapeutics, Inc

Classification of COVID-19 disease states and potential therapeutic targets. The figure illustrates 3 escalating phases of COVID-19 disease progression, with associated signs, symptoms, and potential phase-specific therapies.

ARDS, acute respiratory distress syndrome; CRP, C-reactive protein; JAK, janus kinase; LDH, lactate dehydrogenase; NT-proBNP, N-terminal pro B-type natriuretic peptide; SIRS, systemic inflammatory response syndrome; GM-CSF, Granulocyte Macrophage Colony Stimulating Factor.



Building Cytokine Storm
ARDS → Shock
Superoxide plays an important role in the hyperinflammatory stage and in hypotensive sepsis/shock
Stage I
(Early Infection)
Stage II
(Pulmonary Phase)
IIA
IIB
Stage III
(Hyperinflammation Phase)
Severity of Illness
Viral response phase
Host inflammatory response phase
Time course
Clinical Symptoms
Mild constitutional symptoms
Fever >99.6˚F
Dry Cough, diarrhea, headache
Shortness of Breath
Hypoxia (PaO2/FiO2≤300mmHg)
ARDS
SIRS/Shock
Cardiac Failure
Clinical Signs
Lymphopenia, increased prothrombin time, increased D-Dimer and LDH (mild)
Abnormal chest imaging
Transaminitis
Low-normal procalcitonin
Elevated inflammatory markers
(CRP, LDH, IL-6, D-dimer, ferritin)
Troponin, NT-proBNP elevation

COVID-19 illness in native and immunosuppressed states: A clinical-therapeutic staging proposal
Hasan K. Siddiqi, MD, MSCR, Mandeep R. Mehra, MD, MSc Published:March 20, 2020 DOI:https://doi.org/10.1016/j.healun.2020.03.012

43

Phase 2 Pilot Trial of Avasopasem in Patients with COVID-19

Randomized Placebo-Controlled Trial in Patients with Critical Illness (n=50)

Galera Therapeutics, Inc

GC4419 For COVID-19

Double-blind, Placebo-controlled, Randomized Trial

- Superoxide plays a central role in pathophysiology of acute respiratory distress syndrome (ARDS)
  - Causes endothelial cell damage, increased microvascular permeability, peroxynitrite (ONOO-)
- Galera's dismutase mimetics inhibited these effects in animal ARDS models

Active Regimen	Avasopasem 90mg 3 hr IV infusion BID x 7d
Patients	COVID-19 test + critical phase respiratory failure
Stratification	Age < 60 or ≥ 60 years
Sites	Multi-center

Randomize (1:1)

- Avasopasem 90mg x 7 days BID + SSC
- PBO + Standard Supportive Care (SSC)

Primary
- 28-day mortality (overall survival)

Secondary
- Safety of avasopasem in COVID patients
- Ventilator weaning
- Vent-free days in hospital
- ICU-free days
- Catecholamine support, BP <65mmHg
- SOFA scores

SSC = Standard Supportive Care, SOFA = Sequential Organ Failure Assessment

Salvemini, et al, Br J Pharmacology, 2001; Macarthur, et al, Crit Care Med, 2003; Cuzzocrea, et al, Crit Care Med, 2004; Ndengele, et al, Shock, 2005

44

Backup Commercial SlidesBackup Commercial Slides

77% of the IMRT Centers Have the Ability to Infuse Today Primary market research with 67 IMRT centers in the US 4677% of the IMRT Centers Have the Ability to Infuse Today Primary market research with 67 IMRT centers in the US 46

SBRT Commonly Used for Central and Peripheral NSCLC Tumors Potential Opportunity for SBRT + GC4711 Non-Small Cell Lung Cancer (NSCLC) 2,500,000 NSCLC (World*) l Leading cause of cancer death in US – 142,670 deaths in 2019* NSCLC l SBRT commonly used for smaller peripheral tumors 175,000 l Lung toxicity limits use in larger (>3cm) or centrally-located tumors NSCLC (US*) 102,000 GC4711 – SBRT Clinical Candidate Stage I, II, III l Same mechanism of action as avasopasem (GC4419), with IV & oral forms GC4711 l Novel chemical entity with IP through 2036 55,100 Node-negative l Completed 14-day Phase 1 in healthy volunteers: 15-minute infusion 14,600 12,120 15,430 Peripheral Central Central Tumor > 3cm Tumor ≤ 3cm Tumor > 3cm *Globocan & US SEER Data 47 Decision Resources Group (DRG) Primary Market Research, Oct 2020SBRT Commonly Used for Central and Peripheral NSCLC Tumors Potential Opportunity for SBRT + GC4711 Non-Small Cell Lung Cancer (NSCLC) 2,500,000 NSCLC (World*) l Leading cause of cancer death in US – 142,670 deaths in 2019* NSCLC l SBRT commonly used for smaller peripheral tumors 175,000 l Lung toxicity limits use in larger (>3cm) or centrally-located tumors NSCLC (US*) 102,000 GC4711 – SBRT Clinical Candidate Stage I, II, III l Same mechanism of action as avasopasem (GC4419), with IV & oral forms GC4711 l Novel chemical entity with IP through 2036 55,100 Node-negative l Completed 14-day Phase 1 in healthy volunteers: 15-minute infusion 14,600 12,120 15,430 Peripheral Central Central Tumor > 3cm Tumor ≤ 3cm Tumor > 3cm *Globocan & US SEER Data 47 Decision Resources Group (DRG) Primary Market Research, Oct 2020